Exhibit 8.1

List of Subsidiaries as of December 31, 2006

Deutsche Bank Aktiengesellschaft, Frankfurt am Main
Affordable Housing I LLC, Wilmington
Airport Club für International Executives GmbH, Frankfurt
“Akademie Musiktheater Heute” GmbH, Frankfurt
Alfred Herrhausen Gesellschaft für internationalen Dialog mit beschränkter Haftung, Frankfurt
“Alwa” Gesellschaft für Vermögensverwaltung mbH, Hamburg
“Alwa” Gesellschaft für Vermögensverwaltung mbH & Co. Grundstücksvermietung KG, Schönefeld
AO DB Securities (Kazakhstan), Alma Ata
ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt
Asian Hybrid Investments LLP, Singapur
Bankers Trust Immobilier, Paris
BAWU Beteiligungs Aktiengesellschaft, Frankfurt
Beteiligungsgesellschaft für Flugzeugleasing mit beschränkter Haftung, Frankfurt
BIBO DRITTE Vermögensverwaltungsgesellschaft mbH, Eschborn
BIBO ERSTE Vermögensverwaltungsgesellschaft mbH, Eschborn
-DODO Limited, Georgetown
Borfield S.A., Montevideo
BRABU Beteiligungs Aktiengesellschaft, Frankfurt
Brahms Leasing Limited Partnership, London
Brasil Media Exterior S.A., Butanta
-Local Midia Exterior Ltda, Salvador
-Local Publicidade Ltda., Cotia
-Pintex Paineis e Cartazes Ltda., Sao Paulo
-Publix Ltda., Sao Paulo
-Veiculo Publicidade Ltda., Sao Paulo
BT International (Nigeria) Ltd., Lagos
3160343 Canada Inc., Toronto
3613950 Canada, Inc., Toronto
Capri GmbH & Co. KG, Frankfurt
Capri Zweite GmbH & Co. KG, Frankfurt
Channel Nominees Limited, London
China Recovery Fund LLC, Wilmington
-Cinda — DB NPL Securitization Trust 2003-1, Wilmington
CITAN Beteiligungsgesellschaft mbH, Frankfurt
-ELBI Funding GmbH, Frankfurt
-Elmo Funding GmbH, Eschborn
-Elmo Leasing Achte GmbH, Eschborn
-Elmo Leasing Achtzehnte GmbH, Eschborn
-Elmo Leasing Dreizehnte GmbH, Eschborn
-Elmo Leasing Dritte GmbH, Eschborn
-Elmo Leasing Einundzwanzigste GmbH, Eschborn
-Elmo Leasing Elfte GmbH, Eschborn
-Elmo Leasing Fuenfzehnte GmbH, Eschborn
-Elmo Leasing Neunte GmbH, Eschborn
-Elmo Leasing Neunzehnte GmbH, Eschborn
-Elmo Leasing Sechste GmbH, Eschborn
-Elmo Leasing Sechzehnte GmbH, Eschborn
-Elmo Leasing Siebte GmbH, Eschborn
-Elmo Leasing Siebzehnte GmbH, Eschborn

-Elmo Leasing Vierte GmbH, Eschborn
-Elmo Leasing Vierzehnte GmbH, Eschborn
-Elmo Leasing Zwanzigste GmbH, Eschborn
-Elmo Leasing Zweiundzwanzigste GmbH, Eschborn
-Elmo Leasing Zwoelfte GmbH, Eschborn
Clark GmbH & Co. KG, Frankfurt
Consumo Finance S.p.A., Mailand
Cousto Investments L.P., Wilmington
DAHOC Beteiligungsgesellschaft mbH, Frankfurt
-Billboard Partners L.P., Georgetown
-Comparar Holdings Ltd., Georgetown
-CPM Holdings Ltd., Hamilton
-CPM S.A., Sao Paulo
-CPM USA Corp., Fort Lauderdale
-DAHOC (UK) Limited, London
-DB Capital Partners (Asia), L.P., Georgetown
-DB Capital Partners Asia GP, Limited, Georgetown
-DBCP Lux Newco, S.à r.l., Luxemburg
-IT Partners Ltd., Hamilton
-Outdoor Partners Ltd., Georgetown
-Radio Movil Digital Americas, Inc., Wilmington
-Teledig Holdings Ltd., Georgetown
DB (Barbados) SRL, Christ Church
DB (Gibraltar) Holdings Limited, Gibraltar
-DB Funding (Gibraltar) Limited, Gibraltar
DB (Tip Top) Limited Partnership, Toronto
DB Artemis Investments GP, Wilmington
DB Capital Markets (Deutschland) GmbH, Frankfurt
-CETO Beteiligungs Aktiengesellschaft, Frankfurt
-DB HR Solutions GmbH, Frankfurt
DB Concerto (LP) Limited, Georgetown
DB Concerto Limited, Georgetown
-Gaveau Limited, Georgetown
DB Enterprise GmbH, Sössen-Gostau
DB Enterprise GmbH & Co. Zweite Beteiligungs KG, Sössen-Gostau
DB Export-Leasing GmbH, Frankfurt
-ARES GmbH & Co. KG, Frankfurt
-Ares Verwaltungsgesellschaft mbH, Frankfurt
-CALLISTA GmbH & Co. KG, Frankfurt
-Callista Verwaltungsgesellschaft mbH, Frankfurt
-DB Leasing Services GmbH, Frankfurt
-DB Malta Commercial Services One Ltd., Valletta
-DB Malta Commercial Services Two Ltd., Valletta
-DB Malta Holdings Ltd., Valletta
-DEE Deutsche Erneuerbare Energien GmbH, Düsseldorf
-DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH, Düsseldorf
-DIONE GmbH & Co. KG, Frankfurt
-Dione Verwaltungsgesellschaft mbH, Frankfurt
-LOKKI GmbH & Co. KG, Frankfurt
-Lokki Verwaltungsgesellschaft mbH, Frankfurt
-Motion Picture Productions One GmbH & Co. KG, Frankfurt

-MPP Beteiligungsgesellschaft mbH, Frankfurt
-NCW Holding Inc., Vancouver
-RANDA GmbH & Co. KG, Frankfurt
-RANDA Verwaltungsgesellschaft mbH, Frankfurt
-RHEA GmbH & Co. KG, Frankfurt
-Rhea Verwaltungsgesellschaft mbH, Frankfurt
-SILVA Vermietungsgesellschaft mbH & Co. Projekt 1 KG, Frankfurt
-TITON GmbH & Co. KG, Frankfurt
-Titon Verwaltungsgesellschaft mbH, Frankfurt
DB Finance International GmbH, Eschborn
-Beheer- en Beleggingsmaatschappij Befraco B.V., Amsterdam
-Beheer- en Beleggingsmaatschappij Evergreen Global Intellectual Transaction Services B.V., Amsterdam
-Coral (Cayman) Limited, Georgetown
-DB Akela, S.à r.l., Luxemburg
-DB Anton Limited, St. Helier
-DB Athena S.à r.l., Luxemburg
-DB Bagheera, S.à r.l., Luxemburg
-DB Cross Limited, St. Helier
-DB Kamchatka Limited, Georgetown
-DB Silver Finance (Luxembourg) S.à r.l., Luxemburg
-DB Silver II, S.à r.l., Luxemburg
-DB Silver III, S.à r.l., Luxemburg
-DB Silver IV, S.à r.l., Luxemburg
-DB Silver, S.à r.l., Luxemburg
-Deutsche Funding (Gibraltar) Limited, Gibraltar
-Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam
-Deutsche Investments (Holland) B.V., Amsterdam
-ELDO ACHTE Vermögensverwaltungs GmbH, Eschborn
-Evergreen International Holdings B.V., Amsterdam
-Evergreen International Investments B.V., Amsterdam
-Evergreen International Leasing B.V., Amsterdam
-Evergreen Overseas Investments B.V., Amsterdam
-Guo Mao International Hotels BV, Amsterdam
-Indigo (Cayman) Holding Limited, Georgetown
DB Financial Services Holding GmbH, Frankfurt
-B.V. Matura Handelmaatschappij, Amsterdam
-DB Consult Gesellschaft mbH, Frankfurt
-degab Gesellschaft für Anlageberatung mbH i.L., Frankfurt
-Deutsche Asset Management International GmbH, Frankfurt
-Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF Deutsche Gesellschaft für Fondsverwaltung mbH, Frankfurt
-Deutsche Asset Management Schweiz, Zürich
-Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt
-Deutsche Vermögensbildungsgesellschaft mit beschränkter Haftung, Frankfurt
-DWS (Austria) Investmentgesellschaft mbH, Wien
-DWS Finanz-Service GmbH, Frankfurt
-DWS Holding & Service GmbH, Frankfurt
-DWS Investissements Services S.A.S., Paris
-DWS Investment GmbH, Frankfurt
-DWS Investments, Paris
-DWS Investments Schweiz, Zürich
-DWS Polska TFI S.A., Warschau

-FASTIL Beteiligungsgesellschaft mbH, Frankfurt
-FAUTEON Beteiligungsgesellschaft mbH, Frankfurt
-FETUM Beteiligungs Aktiengesellschaft, Frankfurt
-Matura Vermögensverwaltung mit beschränkter Haftung, Frankfurt
-norisbank GmbH, Frankfurt
-OOO “DWS Investment”, Moskau
-SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt
-Treuinvest Service GmbH, Frankfurt
DB Industrial Holdings GmbH, Frankfurt(Teilkonzern/Sub-group)
-DB Industrial Holdings Beteiligungs GmbH & Co. KG, Frankfurt
-DB Industrial Holdings GmbH & Co. Neunte Beteiligungs KG i.L., Frankfurt
-DB Industrial Holdings GmbH & Co. Sechste Beteiligungs KG i.L., Frankfurt
-DB Industrial Holdings GmbH & Co. Vierzehnte Beteiligungs KG i.L., Frankfurt
-DB Industrial Holdings GmbH & Co. Zehnte Beteiligungs KG i.L., Frankfurt
-Deutsche CreFi Industrial Holdings GmbH, Frankfurt
-Emathion GmbH, Frankfurt
-Ethemea GmbH, Frankfurt
-TOKOS GmbH, Frankfurt
DB International (Asia) Limited, Singapur
-BT Nominees (Singapore) Pte Ltd, Singapur
DB Investments (GB) Limited, London
DB Jasmine (Cayman) Limited, Georgetown
-DB Jasmine Holdings Limited, London
DB Kredit Service GmbH, Berlin
DB Leto Investments LP, Wilmington
DB Maia LLC, Wilmington
DB Management Support GmbH, Frankfurt
DB New Ventures AG, Frankfurt
-DB Broker GmbH, Frankfurt
-DB Print GmbH, Frankfurt
-Deutsche Auskunftei Service GmbH, Hamburg
-NERGE Beteiligungsgesellschaft mbH, Frankfurt
-NILA Beteiligungsgesellschaft mbH, Frankfurt
-registrar services GmbH, Eschborn
DB Nominees (Singapore) Pte Ltd, Singapur
DB Overseas Finance Deutschland Aktiengesellschaft, Eschborn
-Switch Investments Limited, Georgetown
DB Paris Investissements, Paris
DB Phoebus Lux S.à r.l., Luxemburg
DB Re S.A., Luxemburg
DB Real Estate Management GmbH, Eschborn
-AV America Grundbesitzverwaltungsgesellschaft mbH, Frankfurt
-BC 140 Ingatlanbefektetesi Korlátolt Felelösségü Társaság, Budapest
-DB Grundbesitz-Entwicklungs GmbH, Eschborn
-DB Immobilienfonds Noba Dr. Juncker KG, Eschborn
-DB Immobilienfonds Rho Dr. Juncker KG, Eschborn
-DB Immobilienfonds Sigma Wieland KG, Bad Homburg
-DB Immobilienfonds Wohnanlage Mainz-Kästrich GmbH & Co. KG, Eschborn
-DB Real Estate Canadainvest 1 Inc., Toronto
-DB Real Estate Investment GmbH, Eschborn
-DB Real Estate New Jersey I, Inc., West Trenton

-DB Real Estate Spezial Invest GmbH, Eschborn
-DB Real Estate Spezial Invest Portugal — Sociedade Imobiliaria Unipessoal, Lda., Lissabon
-DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn
-DEGRU Zweite Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Bank Realty Advisors, Inc., New York
-Deutsche Gesellschaft für Immobilienanlagen “America” mbH i.L., Bad Homburg
-Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Grundbesitz Tauernallee GmbH & Co. KG, Eschborn
-Deutsche Grundbesitz-Anlagegesellschaft Dr. Rühl & Co. — Anlagefonds 5 Hof/Salzgitter — KG, Köln
-Deutsche Grundbesitz-Anlagegesellschaft Dr. Rühl & Co. — Anlagefonds 8 Bahnhofs-Center Gelsenkirchen-KG, Hamburg
-Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG, Eschborn
-DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn
-DIH Lambda Beteiligungsgesellschaft mbH i.L., Frankfurt
-Dritte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Erste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-FLÖRLA Beteiligungsgesellschaft mbH, Eschborn
-Fünfte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-gi-Verwaltungsgesellschaft mbH, Eschborn
-IB Associate, LLC, New York
-IC Associate, LLC, New York
-IC Chicago Associates LLC, Wilmington
-IMM Associate, LLC, New York
-JADE Residential Property AG, Eschborn
-JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn
-Johann Wieland Ankogelweg Fonds KG, Eschborn
-Johann Wieland Faulhornweg Fonds KG, Eschborn
-Johann Wieland Tauernallee Fonds KG, Eschborn
-Metropol 2 Berlin KG, Eschborn
-Metropol 2 London KG, Eschborn
-Metropol 2 Paris KG, Eschborn
-Metropol 2 Prag KG, Eschborn
-ONW Chicago LLC, Wilmington
-PT. Deutsche Real Estate Indonesia, Jakarta
-Sechste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Vierte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-5000 Yonge Street Toronto Inc., Toronto
-Zweite DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
DB Rock GmbH, Amberg
DB Service Uruguay S.A., Montevideo
DB Stone GmbH, Amberg
DB Thebe LLC, Wilmington
DB Trips Investments Limited, Georgetown
DB UK PCAM Holdings Limited, London
-Alpha Advisory Company S.A., Luxemburg
-Alpha Investment Management S.A.M., Monte Carlo
-Cardales Property Finance Limited, Liverpool
-Cardales UK Limited, Liverpool
-DB Real Estate Opportunities Group Advisors (UK) Limited, London
-Deutsche Asset Management (Jersey) Limited, St. Helier

-Deutsche Asset Management (UK) Limited, London
-Deutsche Asset Management Group Limited, London
-Deutsche European Partners IV (No.9) Nominees Limited, London
-Deutsche European Partners IV (US Dollar Fund) Nominees Limited, London
-Deutsche European Partners IV (US ERISA) (No.1) Nominees Limited, London
-Deutsche Investment Trust Management Co., Ltd., Seoul
-DWS Investment Trust Managers Limited, London
-Elizabethan Holdings Limited, Georgetown
-Elizabethan Management Limited, Georgetown
-IVAF I Manager, S.à r.l., Luxemburg
-IVAF II Manager, S.à r.l., Luxemburg
-Keith Cardale Groves (Commercial) Limited, Liverpool
-LG Nominees (IOM) Limited, Castletown
-Morgan Grenfell Capital (G.P.) Limited, Edinburgh
-Morgan Grenfell Capital Trustee Limited, London
-Morgan Grenfell Development Capital Holdings Limited, London
-Morgan Grenfell Development Capital Syndications Limited, London
-Morgan Grenfell Private Equity Limited, London
-RREEF European Value Added I (G.P.) Limited, London
-RREEF Global Advisers Limited, London
-RREEF Global Opportunities Investor LP, London
-RREEF Limited, London
-The Pensions Partnership Limited, Liverpool
-Till Nominees Limited, Liverpool
-Tilney & Co, Liverpool
-Tilney (Ireland) Limited, Dublin
-Tilney Acquisitions Limited, Liverpool
-Tilney Asset Management International Limited, St. Martin
-Tilney Asset Management Limited, Edinburgh
-Tilney Collective Management Limited, Liverpool
-Tilney Fund Management Limited, Liverpool
-Tilney Funding Limited, Liverpool
-Tilney Group Limited, Liverpool
-Tilney Holdings Limited, Liverpool
-Tilney International Limited, Hamilton
-Tilney Investment Management, Liverpool
-Tilney Investment Management (IOM) Limited, Castletown
-Tilney Management Limited, Liverpool
-Tilney Trustees Limited, Liverpool
-TIM (London) Limited, Liverpool
DB Valoren S.à r.l., Luxemburg
-DB Equity S.à r.l., Luxemburg
-Wilh. Ahlmann Gesellschaft mit beschränkter Haftung, Kiel
DB Vita S.A., Luxemburg
DBC Continuance Inc., Toronto
DEBEKO Immobilien GmbH & Co Grundbesitz Berlin OHG, Eschborn
DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn
-DB Immobilienfonds Delta Dr. Rühl KG, Eschborn
Dedalus GmbH & Co. KGaA, Frankfurt
DeKon Service GmbH, Eschborn
Delaware Bay Risk Solutions LLC, Wilmington

DEUBA Verwaltungsgesellschaft mbH, Frankfurt
DEUFRAN Beteiligungs GmbH, Frankfurt
DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt
Deutsche Artois, Paris
Deutsche Asia Pacific Finance, Inc., Wilmington
Deutsche Asia Pacific Holdings Pte Ltd, Singapur
-Acanfeld Limited, Bangkok
-Blue Box (SPV-AMC), Inc., Makati Stadt
-Cathay Advisory (Beijing) Company Ltd, Peking
-Cathay Asset Management Company Limited, Port Louis
-China Commercial Real Estate Asset Management Company Limited, Hongkong
-DB Forex Corporation, Makati Stadt
-DB International Trust (Singapore) Limited, Singapur
-DB Nominees (Hong Kong) Limited, Hongkong
-DB Operations International Private Limited, Mumbai
-DB Property Advisors (Taiwan) Co., Ltd., Taipeh
-DB Trust Company Limited Japan, Tokio
-DB Trustees (Hong Kong) Limited, Hongkong
-Deutsche Asset Management (Asia) Limited, Singapur
-Deutsche Asset Management (Hong Kong) Limited, Hongkong
-Deutsche Asset Management (India) Private Limited, Mumbai
-Deutsche Asset Management (Japan) Limited, Tokio
-Deutsche Bank Real Estate (Japan) Y.K., Tokio
-Deutsche Capital Hong Kong Limited, Hongkong
-Deutsche Equities India Private Limited, Mumbai
-Deutsche Financial Consulting Taiwan Limited, Taipeh
-Deutsche Futures Singapore Pte Ltd, Singapur
-Deutsche India Holdings Private Limited, Mumbai
-Deutsche Investments India Private Limited, Mumbai
-Deutsche Investor Services Private Limited, Mumbai
-Deutsche Knowledge Services Pte. Ltd., Singapur
-Deutsche Morgan Grenfell Nominees Hong Kong Limited, Hongkong
-Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur
-Deutsche Morgan Grenfell Services Hong Kong Limited, Hongkong
-Deutsche Network Services Private Limited, Mumbai
-Deutsche Securities (India) Private Limited, Neu Delhi
-Deutsche Securities Asia Limited, Hongkong
-Deutsche Securities Mauritius Limited, Port Louis
-Deutsche Securities Nominees Hong Kong Limited, Hongkong
-Deutsche Trustee Services (India) Private Limited, Mumbai
-DTB Corporation, Tokio
-Global Markets Centre Private Limited, Mumbai
-Kidson Pte Ltd, Singapur
-Marine Investments YK, Tokio
-MG Limited (in member’s voluntary liquidation), Singapur
-PT. Deutsche Securities Indonesia, Jakarta
-Sahathunpaibul Company Limited, Bangkok
-United Associates Holdings India Private Limited, Mumbai
Deutsche Asset Management Italy S.p.A., Mailand
-Deutsche Asset Management SIM SpA, Mailand
-DWS Alternative Investments SGR S.p.A., Mailand

-DWS Investments Italy SGR S.p.A., Mailand
-DWS Vita S.p.A., Mailand
-Finanza & Futuro Banca SpA, Mailand
Deutsche Australia Limited, Sydney(Teilkonzern/Sub-group)
-Amene Pty Limited, Sydney
-Axiom Invest No. 1 Pty Ltd, Sydney
-Bain Trust, Sydney
-Bain Unit Trust, Sydney
-Baincor Nominees Pty. Limited, Sydney
-Bainpro Nominees Pty. Limited, Sydney
-Bainsec Nominees Pty. Limited, Sydney
-Belzen Pty Limited, Sydney
-BNA Nominees Pty. Limited, Sydney
-BTD Nominees Pty. Limited, Sydney
-Buxtal Pty Limited, Sydney
-DB Structured Transaction VH-OJL Pty Limited, Sydney
-DBPB Pty Ltd, Sydney
-Depic Pty Limited, Sydney
-Deutsche Asset Management (Australia) Limited, Sydney
-Deutsche Capital Holdings Pty Limited, Sydney
-Deutsche Capital Markets Australia Limited, Sydney
-Deutsche Finance Co 1 Pty Limited, Sydney
-Deutsche Finance Co 2 Pty Limited, Sydney
-Deutsche Finance Co 3 Pty Limited, Sydney
-Deutsche Finance Co 4 Pty Limited, Sydney
-Deutsche Financial Intermediaries Australia Pty. Limited, Sydney
-Deutsche Group Services Pty Limited, Sydney
-Deutsche Helix Limited, Sydney
-Deutsche Holdings Australia Limited, Sydney
-Deutsche Hume Investments Pty Limited, Sydney
-Deutsche Investments Australia Limited, Sydney
-Deutsche Investments Pty Limited, Sydney
-Deutsche Managed Investment Limited, Sydney
-Deutsche Management New Zealand Limited, Sydney
-Deutsche Nominees Australia Pty Limited, Sydney
-Deutsche PM Nominees Pty Limited, Sydney
-Deutsche Securities Australia Limited, Sydney
-Deutsche Securitisation Australia Pty Ltd, Sydney
-Deutsche Structured Finance Australia Limited, Sydney
-Deutsche Xenon Alpha Plus 2 Limited, Sydney
-Deutsche Xenon Limited, Sydney
-Deutsche Xenon Topiary Limited, Sydney
-DNU Nominees Pty Limited, Sydney
-DTS Nominees Pty. Limited, Sydney
-F.R.M. & Co. Nominees Pty Limited, Sydney
-Fariola Pty. Limited, Sydney
-First Australian Property Group Holdings Pty. Ltd., Sydney
-IYS Instalment Receipt Limited, Sydney
-Memax Pty Limited, Sydney
-Nortfol Pty. Limited, Sydney
-OPS Nominees Pty. Limited, Sydney

-Pan Australian Nominees Pty. Limited, Sydney
-PLTS Pty Ltd, Sydney
-RBM Nominees Pty. Limited, Sydney
-RTS Nominees Pty Limited, Sydney
-Zenwix Pty Limited, Sydney
DEUTSCHE BANK (CHILE) S.A., Santiago
Deutsche Bank (Malaysia) Berhad, Kuala Lumpur
-DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur
-DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur
Deutsche Bank (Portugal), S.A., Lissabon
-Navegator — SGFTC, S.A., Lissabon
-Tagus — Sociedade de Titularização de Creditos, S.A., Lissabon
Deutsche Bank (Suisse) SA, Genf
-Rued, Blass & Cie AG Bankgeschaeft, Zürich
Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa, Montevideo
DEUTSCHE BANK A.S., Istanbul
Deutsche Bank Americas Finance LLC, New York
Deutsche Bank Capital Finance LLC I, Wilmington
Deutsche Bank Capital Finance Trust I, Wilmington
Deutsche Bank Capital Funding LLC I, Wilmington
Deutsche Bank Capital Funding LLC IV, Wilmington
Deutsche Bank Capital Funding LLC V, Wilmington
Deutsche Bank Capital Funding LLC VI, Wilmington
Deutsche Bank Capital Funding LLC VII, Wilmington
Deutsche Bank Capital Funding LLC VIII, Wilmington
Deutsche Bank Capital Funding Trust I, Newark
Deutsche Bank Capital Funding Trust IV, Wilmington
Deutsche Bank Capital Funding Trust V, Wilmington
Deutsche Bank Capital Funding Trust VI, Wilmington
Deutsche Bank Capital Funding Trust VII, Wilmington
Deutsche Bank Capital Funding Trust VIII, Wilmington
Deutsche Bank Capital LLC I, Wilmington
Deutsche Bank Capital LLC II, Wilmington
Deutsche Bank Capital LLC III, Wilmington
Deutsche Bank Capital LLC IV, Wilmington
Deutsche Bank Capital LLC V, Wilmington
Deutsche Bank Capital Markets S.p.A., Mailand
Deutsche Bank Capital Trust I, Newark
Deutsche Bank Capital Trust II, Newark
Deutsche Bank Capital Trust III, Newark
Deutsche Bank Capital Trust IV, Newark
Deutsche Bank Capital Trust V, Newark
Deutsche Bank Finance N.V., Willemstad
Deutsche Bank Financial Inc., Dover
Deutsche Bank Financial LLC, New York
Deutsche Bank Luxembourg S.A., Luxemburg
-Aqueduct Capital S.à r.l., Luxemburg
-DB Palladium S.A., Luxemburg
-DB Valence II S.à r.l., Luxemburg
-DB Valence S.à r.l., Luxemburg
-Deutsche Finance No. 1 Limited, London

-Deutsche Funding Luxembourg, S.à r.l., Luxemburg
-Glengarry Investments, S.à r.l., Luxemburg
-Lily Finance (Proprietary) Limited, Kapstadt
-Lismore, S.à r.l., Luxemburg
-Manilla Limited, Georgetown
-Novequity (Proprietary) Limited, Kapstadt
-Stormont Investments LLP, London
Deutsche Bank Polska Spólka Akcyjna, Warschau
-DB Securities S.A., Warschau
Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft, Frankfurt
-Deutsche Bank PBC Spólka Akcyjna, Warschau
-KEBA Gesellschaft für interne Services mbH, Frankfurt
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG, Düsseldorf
-Servicegesellschaft der Deutschen Bank Privat- und Geschäftskunden mbH, Bonn
-TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk Oranienburg KG, Schönefeld
-Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG, Düsseldorf
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen KG, Düsseldorf
-Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden, Frankfurt
Deutsche Bank S.A., Buenos Aires
Deutsche Bank S.A. — Banco Alemão, Sao Paulo(Teilkonzern/Sub-group)
-DB Invest Fundo de Investimento Multimercado, Sao Paulo
-Deutsche Bank Corretora de Valores S.A., Sao Paulo
-Imobal — Imobiliária e Administradora Ltda., Sao Paulo
Deutsche Bank S.A. / N.V., Brüssel
-DB Finance (Luxembourg) S.A., Luxemburg
Deutsche Bank Securities Limited, Toronto
Deutsche Bank Società di Intermediazione Mobiliare S.p.A., Mailand
Deutsche Bank Società per Azioni, Mailand
-DB Consortium S.C.a r.l., Mailand
-Deutsche Bank Mutui S.p.A., Mailand
-Fiduciaria Sant’ Andrea S.r.L., Mailand
-Help Phone S.r.l., San Giovanni al Natisone (Udine)
-KEY CLIENT Cards & Solutions — Società per Azioni, Mailand
-New Prestitempo S.p.A., Mailand
-RREEF Alternative Investments SGR S.p.A., Mailand
-RREEF Fondimmobiliari Società di Gestione del Risparmio S.p.A., Mailand
-RREEF Opportunities Management S.r.l. , Mailand
Deutsche Bank Zártkörüen Müködö Részvénytársaság, Budapest
-Horka Ingatlankezelöés Befektetö Korlátolt Felelössegü Társaság, Budapest
Deutsche Bank, Sociedad Anónima Española, Barcelona
-DB Cartera de Inmuebles 1, S.A., Barcelona
-DB Cartera de Inmuebles 2, S.L., Barcelona
-DB Operaciones y Servicios Interactivos, A.I.E., Barcelona
-Deutsche Asset Management Sociedad Gestora de Carteras, S.A., Madrid
-Deutsche Bank Broker, Correduría de Seguros, S.A., Barcelona
-Deutsche Bank Credit, S.A., Madrid
-Deutsche Securities, Sociedad de Valores y Bolsa, S.A., Madrid
-DWS Investments (Spain), S.G.I.I.C., S.A., Madrid
-Moneyshelf, S.A., Barcelona
Deutsche Berri, Paris

Deutsche Capital Singapore Limited, Singapur
Deutsche Clubholding GmbH, Frankfurt
-GAT Golf am Tegernsee GmbH & Co. Grundstücks-Verwaltungs KG, Gmund am Tegernsee
-Golf-Club Margarethenhof am Tegernsee Verwaltungs GmbH, Waakirchen
-Gut Kaden Golf und Land Club GmbH, Alveslohe
Deutsche Courcelles, Paris
Deutsche Custody N.V., Amsterdam
Deutsche Dauphine, Paris
Deutsche Family Office GmbH, Frankfurt
Deutsche Friedland, Paris
Deutsche Friedland Etoile, Paris
Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung, Düsseldorf
-DIPLOMA Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
-Grundstücksvermietungsgesellschaft Wilhelmstr. mbH, Düsseldorf
Deutsche Grundbesitz-Anlagegesellschaft mbH & Co Löwenstein Palais, Eschborn
Deutsche Haussmann, Paris
Deutsche Holdings (Chile) S.A., Santiago
Deutsche Holdings Limited, London
-Bankers Trust International PLC, London
-BT Financial Trading (in member’s voluntary liquidation), London
-Dar Al Istithmar Limited, London
-DB UK Bank Limited, London
-Deutsche Equity Funds Holdings Limited, London
-Deutsche Equity Funds Investments Limited, London
-Deutsche Holdings (BTI) Limited, London
-Deutsche Properties Limited (in member’s voluntary liquidation), London
-Deutsche Trustee Company Limited, London
-Morgan Grenfell (Housing Finance) Limited, London
-Morgan Grenfell (Local Authority Finance) Limited, London
-Morgan Grenfell (Local Authority Services) Limited, London
-ZAO Kapitalneft (in member’s voluntary liquidation), Moskau
Deutsche Holdings No. 2 Limited, London
-Abbotsville Holdings Limited, Dublin
-Arche Investments Limited, London
-Arena Leasing Limited Partnership, London
-Autumn Leasing Limited, London
-Bebek Varlik Yönetym A.S., Istanbul
-Bratton Limited, St. Helier
-BT Money Markets Fund No. 1 Limited, London
-Campanology Leasing Limited, Georgetown
-City Leasing (Avonside) Limited, London
-City Leasing (Clydeside) Limited, London
-City Leasing (Donside) Limited, London
-City Leasing (Fleetside) Limited, London
-City Leasing (International) Limited, Georgetown
-City Leasing (Medwayside) Limited, London
-City Leasing (Plymside) Limited, London
-City Leasing (Severnside) Limited, London
-City Leasing (Teesside) Limited, London
-City Leasing (Thameside) Limited, London
-City Leasing (Wearside) Limited, London

-City Leasing and Partners, London
-City Leasing and Partners Limited, London
-City Leasing Limited, London
-City Transport Leasing, London
-CTBNPL Limited, London
-Custom Leasing Limited, London
-DB Aotearoa Finance Limited, Georgetown
-DB Aotearoa Investments Limited, Georgetown
-DB Asset Leasing Limited, London
-DB Astwood Investments Limited, Georgetown
-DB Bluebird Limited, St. Helier
-DB Capital Partners (Europe) 2000 Founder Partner — A LP, Wilmington
-DB Capital Partners (Europe) 2000 Founder Partner — B LP, Wilmington
-DB Capital Partners Europe 2002 Founder Partner LP, Wilmington
-DB Capital Partners General Partner Limited, London
-DB Chestnut Holdings Limited, Georgetown
-DB Crest Limited, St. Helier
-DB Enfield Infrastructure Holdings Limited, St. Helier
-DB Enfield Infrastructure Investments Limited, St. Helier
-DB Equity Limited, London
-DB Fog Investments Limited (in member’s voluntary liquidation), Georgetown
-DB Futura Finance S.p.A., Mailand
-DB Group Services (UK) Limited, London
-DB Henlow Investments Limited, Georgetown
-DB Hok Investments Limited (in member’s voluntary liquidation), Georgetown
-DB Infrastructure Holdings (UK) No.1 Limited, London
-DB Infrastructure Holdings (UK) No.2 Limited, London
-DB Infrastructure Holdings (UK) No.3 Limited, London
-DB International Investments Limited, London
-DB Jasmine No. 2 (Cayman) Limited, Georgetown
-DB Marcassin (Cayman) Holdings Limited, Georgetown
-DB Marcassin (Cayman) No. 1 Limited, Georgetown
-DB Marcassin (Cayman) No. 2 Limited, Georgetown
-DB Overseas Holdings Limited, London
-DB Platinum Advisors, Luxemburg
-DB Pyrus (Cayman) Limited, Georgetown
-DB Road (UK) Limited, Georgetown
-DB Sangha (Cayman) Limited, Georgetown
-DB Saturn Investments Limited, London
-DB Sedanka Limited, Georgetown
-DB Sirius (Cayman) Limited, Georgetown
-DB Sterling Finance Limited, Georgetown
-DB Tap Investments Limited (in member’s voluntary liquidation), Georgetown
-DB Trustee Services Limited, London
-DB Tweed Limited, Georgetown
-DB U.K. Nominees Limited, London
-DB UK (Saturn) Limited, London
-DB UK Australia Finance Limited, Georgetown
-DB UK Australia Holdings Limited, London
-DB UK Holdings Limited, London
-DB Valiant (Cayman) Limited, Georgetown

-DB Valiant B.V., London
-DB Vanquish (UK) Limited, London
-DB Vantage (UK) Limited, London
-DB Vantage No.2 (UK) Limited, London
-DB Vantage No.3 (UK) Limited, London
-DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington
-DB Venture Partners (Europe) 2000 LP, St. Helier
-DB Venture Partners (Europe) 2001 Founder Partner LP, London
-DB Venture Partners (Europe) 2001 LP, St. Helier
-DB Venture Partners General Partner Limited, London
-DB Willow (UK) Limited, London
-DB Wilstead Investments Limited, Georgetown
-DBIGB Finance (No. 1) Limited, St. Helier
-DBIGB Finance (No. 2) Limited, London
-DBMG Treuhand AG, Vaduz
-DBMG Trust Company Limited, St. Helier
-DBUKH Finance Limited, London
-DBVP Europe (Luxembourg), S.à r.l., Luxemburg
-DBVP Europe GP (Jersey) Limited, St. Helier
-December Leasing Limited, London
-Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland
-Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland
-Deutsche (Scotland) Limited (in member’s voluntary liquidation), Edinburgh
-Deutsche (Services) Australia Limited (in member’s voluntary liquidation), London
-Deutsche (Shelf 1) Limited, London
-Deutsche Australia Offshore Holdings Limited (in member’s voluntary liquidation), St. Helier
-Deutsche Bank (Cayman) Limited, Georgetown
-Deutsche Bank (Mauritius) Limited, Port Louis
-Deutsche Bank International Limited, St. Helier
-Deutsche Bank International Trust Co. (Cayman) Limited, Georgetown
-Deutsche Bank International Trust Co. (Jersey) Limited, St. Helier
-Deutsche Bank International Trust Co. Limited, St. Peter Port
-Deutsche Bank Investments (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Jersey) Limited, St. Helier
-Deutsche Bank Services (Jersey) Limited, St. Helier
-Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter Port
-Deutsche Capital Finance (2000) Limited, Georgetown
-Deutsche Debt Investment (Mauritius) Limited, Port Louis
-Deutsche Emerging Markets Investments (Netherlands) B.V., Amsterdam
-Deutsche Equities (Mauritius) Limited, Port Louis
-Deutsche Fiduciary Services (Suisse) SA, Genf
-Deutsche Finance No. 2 (UK) Limited, London
-Deutsche Finance No. 3 (UK) Limited, London
-Deutsche Finance No. 4 (UK) Limited, London
-Deutsche Finance No. 6 (UK) Limited, London
-Deutsche Global Markets Limited, Tel Aviv
-Deutsche Holdings (SA) (Proprietary) Limited, Kapstadt
-Deutsche Holdings No. 3 Limited, London
-Deutsche International Corporate Services (Ireland) Limited, Dublin
-Deutsche International Corporate Services Limited, St. Helier

-Deutsche International Custodial Services Limited, St. Helier
-Deutsche International Finance (Ireland) Limited, Dublin
-Deutsche International Financial Services (Ireland) Limited, Dublin
-Deutsche International Holdings (UK) Limited, London
-Deutsche International Holdings B.V., Amsterdam
-Deutsche International Trust Company N.V., Amsterdam
-Deutsche International Trust Corporation (C.I.) Limited, St. Helier
-Deutsche International Trust Corporation (Mauritius) Limited, Port Louis
-Deutsche International Trustee Services (C.I.) Limited, St. Helier
-Deutsche Investments (Netherlands) N.V., Amsterdam
-Deutsche Morgan Grenfell Development Capital Italy S.A., Luxemburg
-Deutsche Morgan Grenfell Development Capital Luxembourg S.A., Luxemburg
-Deutsche Morgan Grenfell Group Public Limited Company, London
-Deutsche Nominees Limited, London
-Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam
-Deutsche Participations (Mauritius) Limited, Port Louis
-Deutsche Securities (Peru) S.A., Lima
-Deutsche Securities (Proprietary) Limited, Johannesburg
-Deutsche Securities (SA) (Proprietary) Limited, Johannesburg
-Deutsche Securities Colombia S.A., Bogota
-Deutsche Securities Israel Ltd., Tel Aviv
-Deutsche Securities Venezuela S.A., Caracas
-Deutsche Strategic Funding Limited, London
-Deutsche Transnational Trustee Corporation Inc, Charlottetown
-DRT Limited International SRL, Bukarest
-Executive Management International Services (C.I.) Limited, St. Peter Port
-HAH Limited, London
-Harbour Investments YK, Tokio
-Helium Holdings Number 1 Limited, London
-Helium Holdings Number 2 Limited, London
-Herengracht Financial Services B.V., Amsterdam
-IKB Lease Management Limited, London
-IKB Leasing Limited Partnership, London
-Infraship Capital Limited, London
-Infrastructure Holding (A) L.P., St. Helier
-Infrastructure Holding (A) Limited, St. Helier
-International Operator Limited, London
-Itrix Managers (Proprietary) Limited, Johannesburg
-Itrix Managers Holdings (Proprietary) Limited, Johannesburg
-JR Nominees (Proprietary) Limited, Johannesburg
-Kaleb Limited (in member’s voluntary liquidation), Georgetown
-Lammermuir Leasing Limited, London
-Lapstone Limited, St. Helier
-Laser Leasing Limited, Georgetown
-Leasing 3 Limited (in member’s voluntary liquidation), London
-London Industrial Leasing Limited, London
-Manufacturers Leasing Limited, London
-Marine Operator Limited, London
-Moon Leasing Limited, London
-Morgan Grenfell & Co. Limited, London
-Morgan Grenfell California Corporation, Kentfield

-Morgan Grenfell Development Capital Nominees Limited, London
-Mousecrest Limited, London
-Nineco Leasing Limited, London
-Pertwee Leasing Limited Partnership, London
-Peruda Leasing Limited, London
-Phoebus Leasing Limited, Georgetown
-Pitt Street Nominees Limited, St. Helier
-Poly Limited (in member’s voluntary liquidation), Georgetown
-Portobar Capital Limited, London
-Prima Operator Limited, London
-Pyramid Acquisitions B.V., Amsterdam
-Quattro Lease Management Limited, London
-Ranfurly Investments Limited, London
-Regula Limited, Road Town
-REIB Europe Investments Limited, London
-REIB Europe Operator Limited, London
-REIB International Holdings Limited, London
-Rimvalley Ltd, Dublin
-RREEF Infrastructure Limited, London
-RREEF Infrastructure Management Limited, St. Helier
-Ruamthunpaibul Company Limited, Bangkok
-Santorini Managers Limited, Edinburgh
-Sixco Leasing Limited, London
-St. Paul’s Gate Property Limited, St. Helier
-Stores Funding Limited, Georgetown
-Stores International Limited, Georgetown
-Suppli Investments (Cayman) No 1 Limited, Georgetown
-Suppli Investments (Cayman) No 2 Limited, Georgetown
-Suppli Investments (Netherlands) No. 1 NV, London
-Tempurrite Leasing Limited, London
-Thankgate Limited, London
-Tokyo Commercial 92, Inc., Tokio
-Trevona Limited, Road Town
-Triplereason Limited, London
-Trondheim Leasing Limited, London
-Trout Pond Partnership LP, London
-Trumpveda Limited (in member’s voluntary liquidation), London
-UFG (UK) Limited, London
-Villetri Investments Limited, St. Helier
-WMH (No. 1) Limited, London
-WMH (No. 10) Limited, London
-WMH (No. 15) Limited, London
-WMH (No. 16) Limited, London
-WMH (No. 17) Limited, London
-WMH (No. 4) Limited, London
-WMH (No. 5) Limited, London
-WMH (No. 7) Limited, London
-X-Markets Investment Holdings (Proprietary) Limited, Johannesburg
Deutsche Immobilien Leasing GmbH, Düsseldorf
-Deutsche Immobilien Consulting GmbH, Düsseldorf
-DIL CONTRACT Projektmanagement GmbH, Düsseldorf

-DIL Deutsche Baumanagement GmbH, Düsseldorf
-DIL Europa Beteiligungsgesellschaft mbH, Düsseldorf
-DIL Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
-DIL Fonds-Beteiligungsgesellschaft mbH & Co. Kommanditgesellschaft, Düsseldorf
-DIL Fonds-Verwaltungsgesellschaft mbH, Düsseldorf
-DIL Limes-Haus Verwaltungsgesellschaft mbH, Düsseldorf
-DIL Versicherungs-Vermittlungs GmbH, Düsseldorf
-DISCA Beteiligungsgesellschaft mbH, Düsseldorf
-DKI Deutsche Kommunalinvest GmbH, Düsseldorf
-Leasing Verwaltungsgesellschaft Waltersdorf mbH, Schönefeld
-PADUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAGITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAPIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SCUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SCUDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kleine Alexanderstrasse KG, Düsseldorf
-SEDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach KG, Düsseldorf
-SIFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SOLIDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SOLION Beteiligungsgesellschaft mbH, Düsseldorf
-SPINO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-STABLON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH, Düsseldorf
-STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH, Düsseldorf
-TAKIR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TARES Beteiligungsgesellschaft mbH, Düsseldorf
-TEBA Beteiligungsgesellschaft mbH, Schönefeld
-TELO Beteiligungsgesellschaft mbH, Schönefeld
-TERGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TERRUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TERRUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach KG, Düsseldorf
-TOSSA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TRIPLA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Deutsche Inversiones Dos S.A., Santiago
Deutsche New Zealand Limited, Auckland(Teilkonzern/Sub-group)
-DB Asia Pacific Holdings Limited, Georgetown
-DBNZ Overseas Investments (No.1) Limited, Georgetown
-Deutsche (MMKTRPS) Holdings New Zealand Limited, Auckland
-Deutsche (MMKTRPS) Issuance New Zealand Limited, Auckland
-Deutsche (New Munster) Holdings New Zealand Limited, Auckland
-Deutsche Capital Financing (Singapore) Pte. Ltd, Singapur
-Deutsche Capital Markets New Zealand (No.1) Limited, Auckland
-Deutsche Domus New Zealand (No.2) Limited, Auckland
-Deutsche Domus New Zealand Limited, Auckland
-Deutsche Finance New Zealand Limited, Auckland
-Deutsche Financial Corporation New Zealand Limited, Auckland
-Deutsche Foras New Zealand (No.2) Limited, Auckland
-Deutsche Foras New Zealand Limited, Auckland
-Deutsche Funding New Zealand (No. 2) Limited, Auckland
-Deutsche Global Issuance New Zealand Limited, Auckland

-Deutsche International Investments New Zealand Limited, Auckland
-Deutsche International Issuance New Zealand Limited, Auckland
-Deutsche International Oceanic Limited, Georgetown
-Deutsche Offshore Finance Investments (Pacific) Limited, Georgetown
-Deutsche Overseas Issuance New Zealand Limited, Auckland
-Deutsche Securities New Zealand Limited, Auckland
-Deutsche Services New Zealand Limited, Auckland
-Deutsche Worldwide Issuance New Zealand Limited, Auckland
-Kingfisher Nominees Limited, Auckland
-LWC Nominees Limited, Auckland
Deutsche Representaciones y Mandatos S.A., Buenos Aires
Deutsche Securities Korea Co., Seoul
Deutsche Securities Limited, Hongkong
-Deutsche Securities Inc., Tokio
Deutsche Securities Menkul Degerler A.S., Istanbul
Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires
Deutsche StiftungsTrust GmbH, Frankfurt
Deutsche Trans-Pacific New Zealand, Auckland
Deutsche Transaction France S.A., Paris
Deutsches Institut für Altersvorsorge GmbH, Frankfurt
Ditka LLC, Wilmington
-I Synfuels, LLC, Wilmington
-Payton LLC, Wilmington
DIV Holding GmbH, Frankfurt
Dive Finance Limited, St. Helier
Drachenfelssee 463. V V GmbH, Bonn
Drolla GmbH, Frankfurt
Duck Finance Limited, St. Helier
DWS Investment S.A., Luxemburg
-DB Fund (Mauritius) Limited, Port Louis
-Deutsche Haussmann, S.à r.l., Luxemburg
Dynamic Funds (SICAV), Luxemburg
Eagle Finance Limited, St. Helier
EDORA Funding GmbH, Frankfurt
Elba Finance GmbH, Eschborn
ELDO ERSTE Vermögensverwaltungs GmbH, Eschborn
Erda Funding GmbH, Eschborn
European Asian Bank (Hong Kong) Nominees Limited, Hongkong
Financière Keos, Paris
Fly Finance Limited, St. Helier
Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung, Frankfurt
Funds Nominees Limited, London
Ganymed 373. V V GmbH, Frankfurt
Global Diversified Investment Grade Private Trust, Toronto
Hessische Immobilien-Verwaltungs-Gesellschaft mit beschränkter Haftung, Eschborn
Hudson Funding GmbH & Co. KG, Frankfurt
-Dondert GmbH, Eschborn
-Latrobe Funding Limited, Georgetown
Hudson GmbH, Eschborn
Hypotheken-Verwaltungs-Gesellschaft mbH, Frankfurt
Ilek Limited, St. Helier

-CRS Investments Limited, St. Helier
Investissements Eiffel, Paris
IRADO Holding Limited, Georgetown
-IRADO Funding, S.à r.l, Luxemburg
Ironland Limited, London
Joliet Finance LLC, Wilmington
JPCB-Bero GmbH, Eschborn
Keos Management 1, Paris
Keos Management 2, Paris
KHP Knüppe, Huntebrinker & Co. GmbH, Osnabrück
Kitzingen GmbH & Co. KG, Frankfurt
Klöckner Industriebeteiligungsgesellschaft mbH, Frankfurt
Konsul Inkasso GmbH, Essen
LaSalle Finance LLC, Wilmington
Licorne Gestion, Paris
Maxblue Americas Holdings, S.A., Madrid
-MXB U.S.A., Inc., Wilmington
MEPO Beteiligungs Aktiengesellschaft, Frankfurt
Midsel Limited, London
Mira GmbH & Co. KG, Frankfurt
MIWA Beteiligungsgesellschaft mbH, Frankfurt
-Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH, Frankfurt
“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH, Frankfurt
Morgan Nominees Limited, London
Neptune Finance Ltd., St. Julians
-Triton Funding Ltd., St. Julians
NIESA Beteiligungs Aktiengesellschaft, Frankfurt
Nor Capital Finance AS, Oslo
Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung, Frankfurt
-DBG Vermögensverwaltungsgesellschaft mbH, Frankfurt
-DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG, München
-M.E.V.I. Beteiligungs GmbH, Frankfurt
-VCG Venture Capital Fonds III Verwaltungs GmbH, München
-VCG Venture Capital Gesellschaft mbH, München
OOO “Deutsche Bank”, Moskau
Palm Oil Holdings I S.à r.l., Luxemburg
Pembol Nominees Limited, London
Phoebus Investments LP, Wilmington
Phoebus LLC, Wilmington
Portia International Invest Corporation, Road Town
Primelux Insurance S.A., Luxemburg
Private Financing Initiatives, S.L., Barcelona
REIPA Beteiligungs Aktiengesellschaft, Frankfurt
ROPA Beteiligungsgesellschaft mbH, Frankfurt
RREEF Global Real Estate Funds Plc, Dublin
Schiffshypothekenbank zu Lübeck Aktiengesellschaft, Hamburg
-Castle Guard Ltd., Gibraltar
-Castle Isle Navigation Ltd., Limassol
-Schiffsbetriebsgesellschaft Brunswik mbH, Hamburg
SLB Funding GmbH, Eschborn
Story L.P., Georgetown

Sylvester (2001) Limited, Georgetown
-DB Sylvester Funding Limited, Georgetown
Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung, Frankfurt
Taunus Corporation, Wilmington(Teilkonzern/Sub-group)
-ABFS I Incorporated, Baltimore
-Abico Inc., Wilmington
-ABS Leasing Services Company, Chicago
-ABS MB Employees II Limited Partnership, Baltimore
-ABS MB Employees III Limited Partnership, Baltimore
-ABS MB Limited, Baltimore
-Accounting Solutions Holding Company, Inc., Wilmington
-Alex. Brown Financial Corporation, Wilmington
-Alex. Brown Financial Services Incorporated, Baltimore
-Alex. Brown Investments Incorporated, Baltimore
-Alex. Brown Management Services, Inc., Baltimore
-Allsar Inc., Wilmington
-Altamira LLC, Wilmington
-AM-DB Nevada, Inc., Las Vegas
-Americas Trust Servicios de Consultoria, S.A., Madrid
-Annandale LLC, Wilmington
-Argent Incorporated, Baltimore
-Atlantic No. 1 Limited, London
-B.T. Vordertaunus (Luxembourg), S.à r.l., Luxemburg
-B.T.I. Investments, London
-Bankers Company Inc., Trenton
-Bankers International Corporation, New York
-Bankers International Corporation (Brasil) Ltda, Sao Paulo
-Bankers International Corporation 1996-1, Wilmington
-Bankers Trust Caribe Capital Markets, Inc., Hato Rey
-Bankers Trust Holdings (U.K.) Limited, London
-Bankers Trust International Finance (Jersey) Limited, St. Helier
-Bankers Trust Investments Limited, London
-Bankers Trust Nominees Limited, London
-Bankers Trust Securities (Pacific) Limited, Hongkong
-Barkly Investments Ltd., St. Helier
-Beachwood Properties Corp., Wilmington
-Black Gold Holdings Ltd., Georgetown
-Bleeker Investments Limited, Wilmington
-Blue Cork, Inc., Wilmington
-Bluewater Creek Management Co, Wilmington
-Bolar Flat LLP, Wilmington
-Bonsai Investment AG, Zürich
-Britannia Limited, London
-Broome Investments Limited, Wilmington
-BT (Far East) Limited, Hongkong
-BT American Securities (Luxembourg), S.à r.l., Luxemburg
-BT Asia Limited, Hongkong
-BT Asia Synergies Limited, Hongkong
-BT Azure No. 1 Limited, Georgetown
-BT Ben Nevis Limited, Georgetown
-BT Boasley (Cayman) Limited, Georgetown

-BT Bram Limited, Georgetown
-BT Brokerage Corporation, Wilmington
-BT Brokerage Nominees Ltd., Hongkong
-BT Bryce Limited, Georgetown
-BT Capital Trust A, Wilmington
-BT Cascades No. 2 Limited, Georgetown
-BT Cascades No. 3 Limited, Georgetown
-BT Cayman Income No. 1, Georgetown
-BT Cayman Income No. 2, Georgetown
-BT Commercial Corporation, New York
-BT CTAG Nominees Limited, London
-BT Devonport Limited, Georgetown
-BT Finance (Jersey) No.1, St. Helier
-BT Finance (Jersey) No.2, St. Helier
-BT Finance (Jersey) No.3, St. Helier
-BT Finance (Leasing) Limited, London
-BT Finance (Leasing) No. 2 Limited, London
-BT Finance L.P., Georgetown
-BT Foreign Investment Corporation 1995 Trust — III, Wilmington
-BT Foreign Investment Corporation 1995 Trust — IV, Wilmington
-BT Globenet Nominees Limited, London
-BT Harborside Urban Renewal Corporation, West Trenton
-BT Hobart (Cayman) No. 1 Limited, Georgetown
-BT Holdings (Europe) Limited, Wilmington
-BT Institutional Capital Trust A, Wilmington
-BT Institutional Capital Trust B, Wilmington
-BT Investments (Cayman) No. 1 Limited, Georgetown
-BT Maulbronn GmbH, Eschborn
-BT McKinley Limited, Georgetown
-BT MH Finance GP, Georgetown
-BT Milford (Cayman) Limited, Georgetown
-BT Muritz GmbH, Eschborn
-BT Murrayfield Limited, Edinburgh
-BT Notes Limited, Georgetown
-BT Opera Trading SA, Paris
-BT Pension Fund Trustees Limited, London
-BT Preferred Capital Trust II, Wilmington
-BT RMS GP1, Georgetown
-BT RMS GP2, Georgetown
-BT RMS GP3, Georgetown
-BT Sable LLC, Wilmington
-BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH, Eschborn
-BT Yosemite, Georgetown
-BT/ABKB Partnership Management, Los Angeles
-BTAS Cayman GP, Georgetown
-BTC 97 SP, LLC, Wilmington
-BTC Capital Trust I, Wilmington
-BTC Mortgage Investors Trust 1996-S1, New York
-BTC Mortgage Investors Trust 1997-S1, Wilmington
-BTCM Properties Corporation, Wilmington
-BTFIC Portugal Gestao e Investimentos (Sociedade Unipessal) S.A., Madeira

-BTMWB Investments No.1 Limited, St. Helier
-BTR Trust 1999 S-1, New York
-BTVR Investments No. 1 Limited, St. Helier
-Budget Hotels No. 1 Limited, St. Helier
-Bull Pasture LLP, Wilmington
-C. J. Lawrence Inc., Wilmington
-Caneel Bay Holding Corp., Chicago
-Cape Acquisition Corp, New York
-CapeSuccess LLC, Wilmington
-CapeSuccess, Inc., Wilmington
-Career Blazers Consulting Services, Inc., Albany
-Career Blazers Contingency Professionals, Inc., Albany
-Career Blazers Learning Center of Los Angeles, Inc., Los Angeles
-Career Blazers LLC, Wilmington
-Career Blazers Management Company, Inc., Albany
-Career Blazers New York, Inc., Albany
-Career Blazers of Ontario, Inc., London, Ontario
-Career Blazers Personnel Services of Washington, D.C., Inc., Washington D.C.
-Career Blazers Personnel Services, Inc., Albany
-Career Blazers Service Company, Inc., Wilmington
-Caribbean Resort Holdings, Inc., New York
-Castlewood Expansion Partners, LP, New York
-CBI NY Training, Inc., Albany
-Cedar Investment Co., Wilmington
-Centennial River 1 Inc., Denver
-Centennial River 2 Inc., Austin
-Centennial River Acquisition 1 Corp., Wilmington
-Centennial River Acquisition 2 Corp., Wilmington
-Centennial River Corporation, Wilmington
-Charlton (Delaware), Inc., Wilmington
-Civic Investments Limited, St. Helier
-CLA-DB Nevada, Inc., Las Vegas
-ClarksonX Inc., Wilmington
-CNS Cayman Holdings One Ltd., Georgetown
-Compensa Holdings (Cayman) Ltd., Georgetown
-Crosby Investments Limited, Wilmington
-Cyrus J. Lawrence Capital Holdings, Inc., Wilmington
-D.B. Foreign Investment Corporation, Wilmington
-D.B. International Delaware, Inc., Wilmington
-D.B. Overseas Representatives, Inc., Wilmington
-DB (Pacific) Limited, Wilmington
-DB (Pacific) Limited, New York, New York
-DB Agriculture Master Fund, Wilmington
-DB Aircraft Leasing Master Trust, Wilmington
-DB Alex. Brown Exchange Fund I LP, Baltimore
-DB Alex. Brown Holdings Incorporated, Wilmington
-DB Alternative Trading Inc., Wilmington
-DB Americas Funding Corp., Wilmington
-DB Arbitrage Mortgage, Inc., Baltimore
-DB Baltimore, Inc., New York
-DB Barbados, Inc., Wilmington

-DB Barges Inc., New York
-DB Base Metals Master Fund, Wilmington
-DB Bedford Investments Limited, Wilmington
-DB Blue Lake Master Portfolio Ltd., Georgetown
-DB Bluebell Investments (Cayman) Partnership, Georgetown
-DB Boca Mortgage Corp., Baltimore
-DB Callisto LLP, Wilmington
-DB Capital Advisers, Inc., Wilmington
-DB Capital Holdings 2, Inc., Wilmington
-DB Capital Investments, Inc., Wilmington
-DB Capital Management, Inc., Wilmington
-DB Capital Mortgage Corp., Baltimore
-DB Capital Partners Latin America, G.P. Limited, Georgetown
-DB Capital Partners, Inc., Wilmington
-DB Capital Partners, Latin America, LP, Georgetown
-DB Capital, Inc., Wilmington
-DB Cash Mortgage Corp., Baltimore
-DB Commodity Services LLC, Wilmington
-DB Crown Mortgage Corp., Baltimore
-DB Depositor Inc., New York
-DB Eagle Mortgage Corp., Baltimore
-DB Elara LLC, Wilmington
-DB Energy Master Fund, Wilmington
-DB Energy Trading LLC, Wilmington
-DB Equipment Leasing, Inc., New York
-DB Equity Mortgage Corp., Baltimore
-DB Europa LP, Wilmington
-DB Ever, Inc., New York
-DB Fillmore Lender Corp., Wilmington
-DB Finance (Delaware), LLC, Wilmington
-DB Finance Holdings, Inc., Wilmington
-DB Franklin Investments Inc., Wilmington
-DB Funding Corporation # 1, Wilmington
-DB Funding Corporation # 3, Wilmington
-DB Funding LLC #4, Wilmington
-DB Funding LLC #5, Wilmington
-DB Funding LLC #6, Wilmington
-DB Funding, L.P., Baltimore
-DB G10 Currency Harvest Master Fund, Wilmington
-DB Galil Finance, Inc., Wilmington
-DB Gamla (Cayman), Georgetown
-DB Ganymede 2006 L.P., Georgetown
-DB Ganymede Corp., Georgetown
-DB Global Masters (LSV Long/Short Value) Fund Ltd, Georgetown
-DB Global Masters Multi-Strategy Fund L.P., Wilmington
-DB Global Processing Services, Inc., Wilmington
-DB Gold Master Fund, Wilmington
-DB Green Mortgage Corp., Baltimore
-DB Green, Inc., New York
-DB Hawks Nest, Inc., Wilmington
-DB Hedge Strategies Fund LLC, Wilmington

-DB Holdings (Asia) Limited, Wilmington
-DB Holdings (New York), Inc., New York
-DB Holdings (South America) Limited, Wilmington
-db home lending holdings llc, Wilmington
-db home lending llc, Lake Forest
-DB Horizon, Inc., Wilmington
-DB Hubert Investments Limited, Wilmington
-DB Hudson, LLC, Wilmington
-DB Investment Management, Inc., Wilmington
-DB Investment Managers, Inc., Wilmington
-DB Investment Partners, Inc., New York
-DB Investment Resources (US) Corporation, Wilmington
-DB Io LP, Wilmington
-DB IROC Leasing Corp., New York
-DB Jefferson Investments Limited, Wilmington
-DB Keystone, LLC, Wilmington
-DB King Investments Limited, Wilmington
-DB LA Holdings, L.L.C., New York
-DB Lafayette Investments Limited, Wilmington
-DB Laight Investments Limited, Wilmington
-DB Leda, Inc., Wilmington
-DB Leroy Investments LLC, Wilmington
-DB Lexington Investments Inc., Wilmington
-DB Liberty, Inc., Wilmington
-DB Liquid Mortgage Corp., Baltimore
-DB Litigation Fee LLC, Wilmington
-DB Madison, LLC, Wilmington
-DB Management Partners, L.P., Wilmington
-DB Mezzanine Fund Managing Member, LLC, New York
-DB Moore Investments Limited, Wilmington
-DB Mortgage Investment Inc., Baltimore
-DB Mortgage Services, LLC, Wilmington
-DB Oil Master Fund, Wilmington
-DB Ormond No. 3, L.P., Wilmington
-DB Overseas Finance Delaware, Inc., Wilmington
-DB Partner Mortgage Corp., Baltimore
-DB Partnership Management II, LLC, Wilmington
-DB Partnership Management Ltd., Wilmington
-DB Perry Investments Limited, Wilmington
-DB Philmor, Inc., New York
-DB Portfolio Southwest, Inc., Houston
-DB Potomac, Inc., New York
-DB Precious Metals Master Fund, Wilmington
-DB Principal Finance LLC, Wilmington
-DB Private Clients Corp., Wilmington
-DB Private Wealth Mortgage Ltd., New York
-DB Pyramid Corp., New York
-DB Realty Resources, Inc., New York
-DB Rivington Investments Limited, Georgetown
-DB Rugby Finance (Cayman), Georgetown
-DB Rutland Finance Limited, Ramat Gan

-DB Samay Finance No. 2, Inc., Wilmington
-DB Second Funding Corp., Wilmington
-DB Securities Services NJ Inc., New York
-DB Service Centre Limited, Dublin
-DB Services (New York), Inc., New York
-DB Services New Jersey, Inc., West Trenton
-DB Services Tennessee, Inc., Wilmington
-DB Servicios Mexico, S.A. de C.V., Mexiko Stadt
-DB Shenandoah, Inc., Wilmington
-DB Silver Master Fund, Wilmington
-DB Stanton Investments LLC, Wilmington
-DB Straits, Inc., New York
-DB Structured Derivative Products, LLC, Wilmington
-DB Structured Products, Inc., Wilmington
-DB Student Loan Warehouse II, LLC, Wilmington
-DB U.S. Financial Markets Holding Corporation, Wilmington
-DB US Dollar Index Bearish Master Fund, Wilmington
-DB US Dollar Index Bullish Master Fund, Wilmington
-DB Vandam Investments Limited, Wilmington
-DB Ventures (New York), Inc., New York
-DB Vestry Investments Limited, Wilmington
-DB Warren Investments Limited, Georgetown
-DB Waverly Investments Limited, Wilmington
-DB West Financing LLC, Wilmington
-DB Yarden Finance Limited, Ramat Gan
-DB-SP Holdings, Inc., Wilmington
-DBAB Wall Street, LLC, Wilmington
-DBAH Capital, LLC, New York
-DBAH Funding Corp., Wilmington
-DBAS Cayman Holdings 1 Limited, Georgetown
-DBAS Cayman Holdings 2 Limited, Georgetown
-DBBICVI, Inc., St. Thomas
-DBCIBZ1, LLC, Georgetown
-DBCIBZ2, LLC, Georgetown
-DBD 1997 BR Corp., Wilmington
-DBD 2001 HDMF-1 Corp., Wilmington
-DBD Hanover Corporation, Wilmington
-DBD Hanover Partners LP, Wilmington
-DBD Mezzanine Corp., Wilmington
-DBD Pilgrim America Corp., Wilmington
-DBD-1997 HHC Corporation, Wilmington
-DBINZ LP, Wilmington
-DBNY Brazil Invest Co., Wilmington
-DBP Commercial Mortgage LLC, Wilmington
-DBRMS4, Georgetown
-DBS Technology Ventures, L.L.C., Wilmington
-DBUSBZ1, LLC, Wilmington
-DBUSBZ2, LLC, Wilmington
-DBUSH Funding Corp., Wilmington
-DBVR Investments No. 3 Ltd., Wilmington
-DeAM Investor Services, Inc., Boston

-DeAM Management Company S.A., Luxemburg
-Deer River, L.P., Wilmington
-Delowrezham de Mexico S. de R.L. de C.V., Mexiko Stadt
-Deutsche (SRV) Investment Corporation, New York
-Deutsche (SS&C) Investment Corporation, New York
-Deutsche Alt-A Securities, Inc., Wilmington
-Deutsche Aotearoa Limited, Georgetown
-Deutsche Asset Management Canada Limited, Toronto
-Deutsche Asset Management, Inc, Wilmington
-Deutsche Bank Americas Holding Corp., Wilmington
-Deutsche Bank Berkshire Mortgage, Inc., Wilmington
-Deutsche Bank Capital Holdings, Inc., Wilmington
-Deutsche Bank Florida, N.A., Palm Beach
-Deutsche Bank Holdings, Inc., Wilmington
-Deutsche Bank Insurance Agency Incorporated, Baltimore
-Deutsche Bank Insurance Agency of Delaware, Wilmington
-Deutsche Bank Insurance Agency of Massachusetts Incorporated, Boston
-Deutsche Bank Mortgage Capital, L.L.C., Wilmington
-Deutsche Bank México S.A. Institución de Banca Múltiple, Mexiko Stadt
-Deutsche Bank National Trust Company, Los Angeles
-Deutsche Bank Securities Inc., Wilmington
-Deutsche Bank Trust Company Americas, New York
-Deutsche Bank Trust Company Delaware, Wilmington
-Deutsche Bank Trust Company New Jersey Ltd., Jersey City
-Deutsche Bank Trust Company, National Association, New York
-Deutsche Bank Trust Corporation, New York
-Deutsche Canada Investor Services Co., Halifax
-Deutsche Capital Asset Corporation, Wilmington
-Deutsche Capital Planning Corporation, New York
-Deutsche Capital Stock Corporation, New York
-Deutsche Cayman L.A. Power II — C Ltd., Georgetown
-Deutsche Cayman L.A. Power II — P Ltd., Georgetown
-Deutsche Cayman Ltd., Georgetown
-Deutsche Financial Services Puerto Rico Corporation, San Juan
-Deutsche Global Securities Services Australia Pty Limited, Sydney
-Deutsche International Corporate Services (Delaware) LLC, Wilmington
-Deutsche International Pacific, Georgetown
-Deutsche Inversiones Limitada, Santiago
-Deutsche Investment Management Americas Inc., New York
-Deutsche LatAm LLC, Wilmington
-Deutsche Leasing Florida, Inc., Wilmington
-Deutsche Leasing New York Corp., New York
-Deutsche Master Funding Corporation, Wilmington
-Deutsche Mortgage & Asset Receiving Corporation, Wilmington
-Deutsche Mortgage Securities, Inc., Wilmington
-Deutsche Securities Corredores de Bolsa Ltda., Santiago
-Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt
-Deutsche Union Finanzberatungsgesellschaft mbH i.L., Frankfurt
-DFC Residual Corporation, Henderson
-DMG Technology Management, L.L.C., Wilmington
-DMJV, New York

-DowningX LLC, Wilmington
-DWS Alternative Municipal Strategies Fund, LLC, Wilmington
-DWS Scudder Annuities and Life Services, Inc., Chicago
-DWS Scudder Distributors, Inc., Chicago
-DWS Scudder Fund Accounting Corporation, Boston
-DWS Scudder Investments Marketing Services, Inc., Chicago
-DWS Scudder Investments Service Company, Kansas City
-DWS Scudder Service Corporation, Boston
-DWS Trust Company, Salem
-Dyno Acquisition Corp., Wilmington
-Dyno Holdco LLC, Wilmington
-Eastgate 97 SP, LLC, Wilmington
-Edinborough 97, LLC, Wilmington
-Emerald Properties Corp., New York
-Equator Holdings, Ltd., Wilmington
-Ero Properties, Inc., New York
-Estate Holdings, Inc., St. Thomas
-Explorer Emerging Europe Fund Ltd., Georgetown
-Farezco I, S. de R.L. de C.V., Mexiko Stadt
-Farezco II, S. de R.L. de C.V., Mexiko Stadt
-FIC Globe LLC, Wilmington
-Filaine, Inc., Wilmington
-Firstee Investments LLC, Wilmington
-FJC Property Corp, Wilmington
-Flinders LLC, Wilmington
-G Finance Holding Corp., Wilmington
-G.I.S.T. Investments, Inc., Wilmington
-GACC Funding Corporation, Wilmington
-GAFCo Funding Corp., Wilmington
-Garnet Properties Corp., New York
-Gemini Technology Services Inc., Wilmington
-German American Capital Corporation, Baltimore
-Glacier Mountain, L.P., Wilmington
-Global Alliance Finance Company, L.L.C., Wilmington
-Global Commercial Real Estate Special Opportunities Limited, St. Helier
-Global Markets Fundo de Investimento em Cotas de Fundos de Investimento Multimercado, Rio de Janeiro
-Global Markets Fundo de Investimento Multimercado, Rio de Janeiro
-GlobalX LLC, Wilmington
-Greene Investments Limited, Georgetown
-Greenville Mall, Inc., Wilmington
-GreenwichX LLC, Wilmington
-Greenwood Properties Corp., New York
-Hac Investments Ltd., Wilmington
-HAC Investments Portugal — Servicos de Consultadoria e Gestao Ltda., Lissabon
-Hone Quarry LP, Georgetown
-Houston, S.à r.l., Luxemburg
-HudsonX Inc., Wilmington
-Investment Company Capital Corporation, Wilmington
-IQ Financial Systems, Inc., Wilmington
-Jasmin Investors, Inc., New York
-Korea Bond Fund Management Co, Ltd., Georgetown

-Lake Moomaw Inc., Wilmington
-Liberty Investments Limited, Georgetown
-Linder LP, Georgetown
-Linton No.2 Limited, London
-Linvest LP, Georgetown
-Long-Tail Risk Insurers, Ltd., Hamilton
-LW Holding Corporation, Wilmington
-M.I.S.T. Investments, Inc., Wilmington
-MAC Investments Ltd., Georgetown
-MacDougal Investments Limited, Wilmington
-Makapuu Inc., Wilmington
-Mallard Place, Inc., Wilmington
-Mayfair Center, Inc., Wilmington
-McClintic Point LP, Wilmington
-Melba Investors Southeast, Inc., New York
-Mercer Investments Limited, Wilmington
-Metis Properties Limited, London
-Middlewood Properties Corp., New York
-Milltip Limited (in member’s voluntary liquidation), London
-MMDB Noonmark L.L.C., Wilmington
-NDB Capital Markets Corporation, Wilmington
-New M Corp., Wilmington
-Newburgh Mall Limited Partnership, Philadelphia
-Newhall LLC, Wilmington
-Newport Harbor Corporation, Delaware, Wilmington
-NewportX Inc., Wilmington
-North American Income Fund PLC, Dublin
-Northwoods Finance Partners, Wilmington
-Novoquote Limited, London
-Oakwood Properties Corp., Wilmington
-Old Wagon LP, Wilmington
-PacificX LLC, Wilmington
-Parkwood New York LLC, Wilmington
-Parkwood Properties Corp., New York
-Pelleport Investors, Inc., New York
-Phoenix I Ltd., Georgetown
-Pilgrim Financial Services LLP, Wilmington
-PLA — DB Nevada, Inc., Las Vegas
-Plantation Bay, Inc., St. Thomas
-PowerShares DB Agriculture Fund, Wilmington
-PowerShares DB Base Metals Fund, Wilmington
-PowerShares DB Energy Fund, Wilmington
-PowerShares DB G10 Currency Harvest Fund, Wilmington
-PowerShares DB Gold Fund, Wilmington
-PowerShares DB Oil Fund, Wilmington
-PowerShares DB Precious Metals Fund, Wilmington
-PowerShares DB Silver Fund, Wilmington
-PowerShares DB US Dollar Index Bearish Fund, Wilmington
-PowerShares DB US Dollar Index Bullish Fund, Wilmington
-225 Properties Corp., New York
-Protean Investors, Inc., New York

-PT Bina Tatalaksana Pasifik, Jakarta
-PT BT Prima Securities Indonesia, Jakarta
-Pyramid Investments Limited, London
-Pyramid Office Properties Limited, London
-Pyramid Ventures, Inc., Wilmington
-Reade, Inc., Wilmington
-Realprop Investors Pacific, Inc., New York
-Red Lodge, L.P., Wilmington
-REO Properties Corporation, Wilmington
-Reo Resources, Inc., New York
-Ripple Creek, L.P., Wilmington
-River Bluff LLP, Wilmington
-Riverton Investments LLC, Wilmington
-RoAdco I, Inc., Wilmington
-RoAdco II, Inc., Wilmington
-RoCalwest, Inc., Wilmington
-RoClarendon, Inc., Wilmington
-RoColorado, Inc., Wilmington
-Rodocanachi Leasing Limited (in member’s voluntary liquidation), London
-RoManco I, Inc., Wilmington
-RoManco II, Inc., Wilmington
-Romeo One, LLC, Wilmington
-Romeo Three, LLC, Wilmington
-Romeo Two, LLC, Wilmington
-Romeo U.S. Group, Inc., Wilmington
-RoPacific, Inc., Wilmington
-RoPro U.S. Holding, Inc., Wilmington
-RoProperty U.S.A., Inc., Wilmington
-RoSharp II, Inc., Wilmington
-RoSmart LLC, Wilmington
-RoValue-Added, Inc., Wilmington
-RREEF America L.L.C., San Francisco
-RREEF Management Company, Wilmington
-RREEF Management L.L.C., Wilmington
-RREEF REFlex Fund L.P., Wilmington
-RREEF REFlex Master Portfolio Ltd., Georgetown
-RREEF Structured Debt Fund, LLC, Wilmington
-Sagamore Limited, London
-Sapphire Aircraft Leasing and Trading Limited, London
-Sedona One LLC, Wilmington
-Seneca Delaware, Inc., Wilmington
-Seneca Leasing Partners, L.P., Wilmington
-Serviced Office Investments Limited, St. Helier
-Sharps SP I LLC, Wilmington
-Sherwood Properties Corp., Wilmington
-Shopready Limited, London
-Silver Leaf 1 LLC, Wilmington
-Silver Leaf CFO I & Company SCA, Luxemburg
-Spring Leasing Limited, London
-SSG Middle Market CLO LLC, Wilmington
-Stoneridge Apartments, Inc., New York

-Structured Finance Americas, LLC, Wilmington
-SVP Partners, L.L.C., New York
-Tapeorder Limited, London
-Tenedora de Valores S.A., Santiago
-Titan Acquisition Corp., Baltimore
-Titan Holdings Corp., Baltimore
-TRS 1 LLC, Wilmington
-TRS Eclipse LLC, Wilmington
-TRS Elara LLC, Wilmington
-TRS Metis LLC, Wilmington
-TRS Thebe LLC, Wilmington
-US Masthead Coinvestment, L.P., Wilmington
-US Masthead No. 1, Inc., Wilmington
-US Masthead No. 2, Inc., Wilmington
-US Masthead No. 3, Inc., Wilmington
-US Masthead No. 4, Inc., Wilmington
-US Masthead No. 5, Inc., Wilmington
-US Masthead, LLC, Wilmington
-Varick Investments Limited, Wilmington
-VI Resort Holdings, Inc., New York
-Walton Tract LLP, Wilmington
-WestX Inc., Wilmington
-Whispering Woods LLC, Wilmington
-Whistling Pines LLC, Wilmington
-Wildriver Finance Company, Georgetown
-Wilmington Trust B6, Wilmington
-Wintercrest Inc., Wilmington
-Wolf Creek LP, Wilmington
-Woodwardia LLC, Wilmington
-World Trading (Delaware) Inc., Wilmington
The World Markets Company GmbH i.L., Frankfurt
TRISO Beteiligungs Aktiengesellschaft, Frankfurt
TRS Aria LLC, Wilmington
TRS Bluebay LLC, Wilmington
TRS Bruin LLC, Wilmington
TRS Callisto LLC, Wilmington
TRS Camulos LLC, Wilmington
TRS Elgin LLC, Wilmington
TRS Feingold O Keeffe LLC, Wilmington
TRS Fore LLC, Wilmington
TRS Ganymede LLC, Wilmington
TRS GCOF HY LLC, Wilmington
TRS GSC Credit Strategies LLC, Wilmington
TRS Haka LLC, Wilmington
TRS Io LLC, Wilmington
TRS Landsbanki Islands LLC, Wilmington
TRS Leda LLC, Wilmington
TRS Plainfield LLC, Wilmington
TRS Quogue LLC, Wilmington
TRS Stag LLC, Wilmington
TRS Stark LLC, Wilmington

TRS SVCO LLC, Wilmington
TRS Venor LLC, Wilmington
U.F.G.I.S. Holdings (Cyprus) Limited, Larnaka
-OOO “Argos”, Aginskoye
-OOO “Belan”, Mogoytuy
-OOO “Financial Support”, Moskau
-OOO “Korneol”, Moskau
-OOO “ORK-Sfera”, Moskau
-OOO “Regal”, Mogoytuy
-OOO “UFG Depository”, Moskau
-U.F.G.I.S. Capital Management Limited, Larnaka
-U.F.G.I.S. Holdings (Russia) Limited, Limassol
-U.F.G.I.S. Structured Holdings Limited, Larnaka
-U.F.G.I.S. Trading Limited, Larnaka
-ZAO United Financial Group, Moskau
WEBA Beteiligungsgesellschaft mbH, Limburg
WEPLA Beteiligungsgesellschaft mbH, Frankfurt
-DB RE Global Real Estate Management 1A, Ltd., Georgetown
-DB RE Global Real Estate Management 1B, Ltd., Georgetown
-Deutsche Commercial Property Anlagegesellschaft mbH & Co. KG, Eschborn
-Deutsche Holdings Luxembourg, S.à r.l., Luxemburg
-Gaudi Venture Investments B.V., Amsterdam
-Whale Holdings S.à r.l., Luxemburg
WERDA Beteiligungsgesellschaft mbH, Frankfurt
40 West 53rd Associates Limited Partnership, New York
Wilhelm von Finck AG, Grasbrunn

Variable Interest Entities
AAD Balanced Company Limited, Georgetown
Abbey National Financial Investments 3 BV, Amsterdam
ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Düsseldorf
Almutkirk Limited, Dublin
Andramad Limited, Dublin
Annapolis Funding Trust, Toronto
Ares Euro CLO I B.V., Amsterdam
ARES High Yield CSO Ltd, Georgetown
Argentina Capital Protected Investments Ltd, Georgetown
ARS Charitable Luxembourg Two S.à r.l., Luxemburg
Asset Repackaging Trust BV, Amsterdam
Asset Repackaging Trust Five BV, Amsterdam
Asset Repackaging Trust Three BV, Amsterdam
Atlas Portfolio Select SPC, Georgetown
Avizandum Limited, Dublin
Balakrief Limited, Dublin
Balmer Lindley Group Limited, Scunthorpe
Bellstead Holdings Limited, Gibraltar
Bills Securitisation Limited, St. Helier
Binanti Limited, Dublin
BLI Beteiligungsgesellschaft für Leasinginvestitionen mbH, Köln
Bluestar Securities plc, Dublin
Bozarche Limited, Georgetown

BS 2 Y.K., Tokio
Business Support One Y.K., Tokio
CA CAT CO LLC, Georgetown
246 Capital Y.K., Tokio
CAPRA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck KG, Düsseldorf
Carneros III Public Limited Company, Dublin
Cathay Capital (Labuan) Company Limited, Labuan
Cathay Capital Company (No 2) Limited, Port Louis
Cathay Capital Company Limited, Port Louis
Cathay Strategic Investment Company Limited, Hongkong
Cepangie Limited, Dublin
CIG (Jersey) Limited, St. Helier
Concept Fund Solutions PLC, Dublin
Coriolanus Limited, Dublin
Coronets Limited, Georgetown
COUNTS Trust Series 2002 - 6, Newark
COUNTS Trust Series 2002 - 7, Newark
COUNTS Trust Series 2003 - 2, Newark
COUNTS Trust Series 2003 - 4, Newark
COUNTS Trust Series 2003 - 6, Newark
COUNTS Trust Series 2003 - 7, Newark
COUNTS Trust Series 2004 - 1, Newark
COUNTS Trust Series 2004 - 5, Newark
COUNTS Trust Series 2004 - 7, Newark
COUNTS Trust Series 2006 - 4, Newark
Cranfield Aircraft Leasing Limited, Georgetown
Credit-Linked and Structured Securities (“CLASS”) Limited, St. Helier
Czech Repackaged Euro Securities Transactions (“CREST”) plc, Gibraltar
D & S Capital Y.K., Tokio
Dark Blue Investments Ltd, Georgetown
DB Hawaiian LLC, Dover
DB Immobilienfonds 1 Wieland KG, Eschborn
DB Immobilienfonds 4 Wieland KG, Frankfurt
DB Immobilienfonds 5 Wieland KG, Bad Homburg
db Investor Solutions, Dublin
DB Platinum, Luxemburg
DB Platinum II, Luxemburg
DB Platinum III, Luxemburg
DB Platinum IV, Luxemburg
DB Radix Fund Ltd, Georgetown
db x-trackers, Luxemburg
De Heng Asset Management Company Limited, Peking
DEGRU Fünfte Beteiligungsgesellschaft mbH, Eschborn
Deutsche Bank (PWM) SICAV, Luxemburg
Deutsche Grundbesitz-Beteiligungsgesellschaft Dr. Rühl & Co. — Anlagefonds 1 - KG, Eschborn
DI 2 Y.K., Tokio
DI Investments Corporation Y.K., Tokio
E.V.A.F. Luxembourg (Starlight) S.à r.l., Luxemburg
E.V.A.F. Luxembourg (TMRE) S.à r.l., Luxemburg
E.V.A.F. Luxembourg I S.à r.l., Luxemburg
E.V.A.F. Luxembourg II S.à r.l., Luxemburg

Earls Eight Limited, Georgetown
Earls Eleven Limited, Georgetown
Earls Four Limited, Georgetown
Earls Seven Limited, Georgetown
Earls Ten Limited, Georgetown
EARLS Trading Limited, Georgetown
Earls Two Limited, Georgetown
Eirles Four Limited, Dublin
Eirles One Limited, Dublin
Eirles Three Limited, Dublin
Eirles Two Limited, Dublin
EPP Noisy Le Grand, Paris
EPP Saint Ouen, Paris
EPP Suresnes Diderot, Paris
Epsom Limited, Gibraltar
Equinox Credit Funding Public Limited Company, Dublin
Erina Limited, St. Helier
Escoyla Limited, Dublin
Eurocolombes SCI, Paris
Evry du Lac, Paris
Fandaro Limited, Dublin
GEM ERI Limited, Georgetown
General Resources Trading Limited, St. Helier
Grove Finance Limited, St. Helier
Grundstücksverwaltung GmbH & Co. Objekt Wunstorf KG, Düsseldorf
HABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Solingen KG, Düsseldorf
Herodotus Limited, Georgetown
HESTA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
HFRX Tracker Master Trust, Pembroke
HOK Capital Y.K., Tokio
Hooper Investments Limited, Gibraltar
Hume Finance Limited Partnership, Sydney
Hume Investment Limited Partnership, Sydney
Huron Leasing, LLC, Wilmington
ILV Anlagen Vermietungsgesellschaft mbH, Düsseldorf
Immobiliere Kennedy SCI, Paris
Immobiliere Valmy SCI, Paris
Industrie Limited Partnership, Sydney
Investor Solutions Limited, St. Helier
iStructure S.A., Luxemburg
IVAF (Jersey) Limited, St. Helier
Izumo Capital YK, Tokio
Kalvebod Public Limited Company, Dublin
Karasuma Properties TMK, Tokio
Kelvivo Limited, Dublin
Kings Limited, Georgetown
Kona Securities Limited, Dublin
KVE, Paris
Kyoto Properties TMK, Tokio
Labuan (Cranfield) Aircraft Leasing Limited, Labuan
LARS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG, Düsseldorf

Le Diderot, Paris
Le Noisy Le Grand, Paris
Le Saint Ouen, Paris
LECTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG, Düsseldorf
Linker Finance plc, Dublin
Lochsong Funding Limited, Georgetown
LOCO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Stockach OHG, Düsseldorf
London Wall 2002-1 plc, Dublin
London Wall 2002-2 plc, Dublin
Luca Limited Partnership, Sydney
Luscina Limited, Dublin
Luxembourg (Sylvester), S.à r.l., Luxemburg
M.A. Capital Y.K., Tokio
Maestrale Projects (Holding) S.A., Luxemburg
Marathon Evry, Paris
Marathon Noisy, Paris
Marathon Suresnes, Paris
Maxima Alpha Bomaral Limited, St. Helier
Mazuma Capital Funds Limited, Hamilton
MEFIS Beteiligungsgesellschaft mbH, Frankfurt
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Baden-Baden und Dresden OHG, Düsseldorf
MIRABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Berching KG, Düsseldorf
Mountain Recovery Fund I Y.K., Tokio
MRF2 Y.K., Tokio
MSTC Y.K., Tokio
Muni Structured Products Credit Enhanced TOB Trust, New York
Narara Limited, St. Helier
NeoAnemos S.r.l., Mailand
Norvadano Limited, Dublin
Oona Solutions, Fonds Commun de Placement, Luxemburg
Oran Limited, Georgetown
Pacific Funding Limited, Auckland
Palladium Securities 1 S.A., Luxemburg
PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG, Düsseldorf
Palmetto Place Development LLC, Wilmington
PEDIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG, Düsseldorf
PERXIS Beteiligungsgesellschaft mbH, Düsseldorf
Phoenix JT Limited, Georgetown
Piazza Vittoria Finance S.R.L., Rom
PIMCO Absolute Return Strategy V Offshore Fund Ltd., Georgetown
PIMCO Offshore Liquidity Fund Limited, Georgetown
Platinum Guernsey Limited, St. Peter Port
Portuguese Earls (PEARLS) Comércio e Serviços Ltda., Funchal
PT. Deutsche Verdhana Indonesia, Jakarta
PUKU Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Velbert KG, Düsseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG, Düsseldorf
Regal Limited, Georgetown
Repackaged Assets and Securities in Asia Limited, Singapur
Repackaged Offshore Collateralised Kredit (“Rock”) Limited, Gibraltar
Repackaged Offshore Collateralised Kredit (“Rock2”) Limited, Gibraltar
Route 28 Receivables, LLC, Wilmington

RREEF Charitable Luxembourg Two S.à r.l., Luxemburg
RREEF European Value Added I L.P., London
S & D Capital Y.K., Tokio
SABIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Sabreur Limited, Dublin
SALUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Brandenburg KG, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Schwarzheide KG, Düsseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nürnberg KG, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hafen KG, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Malermarkt KG, Düsseldorf
SANO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Düsseldorf KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Datteln KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Eisenach KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Iserlohn KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Siekmann KG, Düsseldorf
SCI Colombia Finlande, Paris
SCJ-RMF-B Toshi Jigyo Yugensekinin Kumiai, Tokio
Seiyu Loan Trust Account, Tokio
SERICA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
SILANUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bonn KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Rostock und Leipzig KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH Objekt Eduard Dyckerhoff OHG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Markdorf KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen KG, Düsseldorf
SIRES-STAR Limited, Georgetown
Sociedade Brasileira de Ativos e Finanças Limitada, Georgetown
SOMA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Heidelberg KG, Düsseldorf
Sonata Securities S.A., Luxemburg
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hutschenreuther KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Lüdenscheid KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mainz KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Prima KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Sekunda KG, Düsseldorf
SPhinX Limited, Georgetown
SUPERA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Speyer KG, Düsseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus KG, Düsseldorf
Swabia 1 Limited, Dublin
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hameln KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nordsternpark KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Wendelstein KG, Düsseldorf
TAF 2 Y.K., Tokio
Tenochitlan Limited, Dublin
TG Capital Y.K., Tokio
The CIG Trust, St. Helier
The Fourth Share Holdings Company Limited, Georgetown
Tintin II SPC, Georgetown

TIP (Guernsey) GP Limited, St. Peter Port
Titian CDO Public Limited Company, Dublin
TMRE 2006 Charonne, Paris
TMRE 2006 Colombes, Paris
TMRE 2006 Evry, Paris
TMRE 2006 Noisy, Paris
TMRE 2006 Saint Ouen, Paris
TMRE 2006 Suresnes, Paris
TMRE Luxembourg 2006 S.à r.l., Luxemburg
246 Toshijigyo Yugen Sekinin Kumiai, Tokio
Tsubasa Angel Fund Y.K., Tokio
UDS Capital Y.K., Tokio
Valmycolombes, Paris
Wankdorf-Center Bern Dr. Karl Bartel Beteiligungs-KG, Köln
Winchester House Master Trust, Hamilton
Y.K. Agura Partners, Tokio
Yugen Kaisha Garnet Real Estate, Tokio
Yukon Trust, Toronto
Zamalik Limited, Dublin
ZAO Plamia-Invest, Moskau
ZEDORA 3 GmbH & Co. KG, München

Special Funds
BAG
BAG 2
DB 100 Benchmark Fund (Euro)
Ivy Kroner Unit Trust I
Korea Top Investment Trust
db X-Calibur
db X-tracker
dbX-3C Absolute Return Fund
dbX-Asian Long/Short Equity 1 Fund
dbX-CTA 1 Fund
dbX-CTA 2 Fund
dbX-CTA 3 Fund
dbX-CTA 4 Fund
dbX-CTA 5 Fund
dbX-Capital Structure Arbitrage 1 Fund
dbX-Convertible Arbitrage 1 Fund
dbX-Convertible Arbitrage 10 Fund
dbX-Convertible Arbitrage 2 Fund
dbX-Convertible Arbitrage 5 Fund
dbX-Convertible Arbitrage 6 Fund
dbX-Convertible Arbitrage 8 Fund
dbX-Convertible Arbitrage 9 Fund
dbX-Credit 1 Fund
dbX-Currency 2 Fund
dbX-Emerging Market Long/Short 1 Fund
dbX-European Long/Short Equity 1 Fund
dbX-European Long/Short Equity 2 Fund
dbX-European Long/Short Equity 4 Fund

dbX-European Long/Short Equity 5 Fund
dbX-High Yield 1 Fund
dbX-International Long/Short Equity 1 Fund
dbX-Japan Long/Short Equity 1 Fund
dbX-Japan Long/Short Equity 3 Fund
dbX-Latin American Event Driven 1 Fund
dbX-Market Neutral 1 Fund
dbX-Resources Long/Short Equity 1 Fund
dbX-Risk Arbitrage 1 Fund
dbX-Risk Arbitrage 3 Fund
dbX-Risk Arbitrage 4 Fund
dbX-Risk Arbitrage 5 Fund
dbX-Risk Arbitrage 6 Fund
dbX-Risk Arbitrage 7 Fund
dbX-US Long/Short Equity 2 Fund
dbX-US Long/Short Equity 5 Fund
dbX-US Long/Short Equity 6 Fund
dbX-WarrenWicklund